UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2019

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2019, the Boards of Directors (the “Boards”) of Select Medical Holdings Corporation (“Holdings”) and Select Medical Corporation (“Select”) appointed Daniel Thomas as a director of each of Holdings and Select, effective on July 31, 2019. Mr. Thomas will serve on the Audit Committee of each of Holdings and Select. His term will expire at the 2020 Annual Meeting of Stockholders of Holdings, at which time he will stand for election along with the other director nominees standing for election at that meeting. Mr. Thomas will be eligible for compensation as a non-employee director of Holdings as described under the heading “Director Compensation” in the Proxy Statement for the 2019 Annual Meeting of Stockholders of Holdings filed with the Securities and Exchange Commission on March 6, 2019. There is no arrangement or understanding between Mr. Thomas and any other person pursuant to which Mr. Thomas was elected as a director of Holdings or Select. Mr. Thomas has not entered into any related party transactions with Holdings or Select that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01                   Regulation FD Disclosure.

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD is a press release issued by Holdings on July 31, 2019, announcing the appointment of Mr. Thomas to the Board of Directors of Holdings.

The information in this Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 31, 2019, announcing the appointment of Daniel Thomas to the Board of Directors of Select Medical Holdings Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: July 31, 2019	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary